                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (Date of earliest event reported)
                                  July 7, 2000


                                  ALPNET, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


          Utah                          0-15512                  87-0356708
          ----                          -------                  ----------
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                           4460 South Highland Drive,
                                   Suite #100
                         Salt Lake City, Utah 84124-3543
                         -------------------------------
           (Address of principal executive offices including zip code)


                                 (801) 273-6600
                                 --------------
                         (Registrant's telephone number,
                              including area code)


                                 Not applicable
                                 --------------
          (Former name or former address if changed since last report)

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ITEM 5. OTHER EVENTS

On July 7, 2000, the Registrant entered into a Purchase Agreement (the "Agreement") with a group of investors led by The Tail Wind Fund, Ltd. (the "Investors"). Under the Agreement, the Investors purchased 2,925,458 shares of the Registrant's common stock for approximately $2.22 per share. The transaction was a private placement with gross proceeds to the Registrant of $6.5 million. The registrant agreed to file a registration statement by August 4, 2000 to register for resale the newly issued shares and the additional shares to be issued pursuant to warrants. Ladenburg, Thalman & Co., Inc acted as financial advisors to the Registrant in the transaction. Net proceeds from the transaction approximate $6 million and will be used for the continued development and implementation of the Company's ALPNETXchange technology; for branding, marketing and implementation of its new ASP business model; for satisfaction of certain short-term debt obligations; and for general working capital purposes.

In addition to the shares purchased, the Investors received two warrants to purchase common stock at a price of approximately $3.09. The first warrant ("A Warrant") is for 325,000 shares and has a six year term, exercisable commencing one year from the closing of the transaction for a period of five years. The second warrant ("B Warrant") is for 325,000 shares and has a 30 month term, exercisable one year from the closing of the transaction for a period of 18 months. The B Warrant is callable by the Company at any time after issuance upon satisfaction of certain conditions as set forth in the warrant.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

      Exhibit No.:  Description
      ------------  ----------
          4.1       Purchase Agreement, dated July 7, 2000...................  (i)
          4.2       Form of A Warrant........................................ (ii)
          4.3       Form of B Warrant........................................(iii)


     -------------------

     (i)  Filed herewith.

     (ii) Included in Exhibit 4.1 as Exhibit A

     (iii) Included in Exhibit 4.1 as Exhibit B


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ALPNET, Inc.

                                       By:  /s/ John W. Wittwer
                                          -----------------------------
                                       Name:    John W. Wittwer
                                       Title:   Chief Financial Officer

Date:  July 14, 2000


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